JPMorgan Funds - JPMorgan Instituional Trust
Rule 10f-3 Transactions
For the period from March 1, 2015 to August 31, 2015

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Bond Trust
Trade Date 3/3/2015
Issuer Actavis Funding SCS (ACT 3.00% March 12, 2020)
Cusip 00507UAP6
Bonds 453,000
Offering Price $99.995
Spread 0.60%
Cost $452,977
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.27%
Syndicate Members BNP Paribas, JPMorgan, Mizuho, SMBC, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 3/3/2015
Issuer Actavis Funding SCS (ACT 3.45% March 15, 2022)
Cusip 00507UAR2
Bonds 443,000
Offering Price $99.858
Spread 0.63%
Cost $442,371
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.74%
Syndicate Members BNP Paribas, JPMorgan, Mitsubishi UFJ, Mizuho, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 3/3/2015
Issuer Actavis Funding SCS (ACT 4.55% March 15, 2035)
Cusip 00507UAT8
Bonds 251,000
Offering Price $99.570
Spread 0.88%
Cost $249,921
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.65%
Syndicate Members Barclays, JPMorgan Mizuho, TD Securities, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 3/3/2015
Issuer Exxon Mobil Corporation (XOM 2.397% March 6, 2022)
Cusip 30231GAJ1
Bonds 1,000,000
Offering Price $100.000
Spread 0.18%
Cost $1,000,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.80%
Syndicate Members Citigroup, HSBC, JPMorgan, BofA, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 3/4/2015
Issuer TD Ameritrade Holding Corporation (AMTD 2.95% April 1, 2022)
Cusip 87236YAE8
Bonds 379,000
Offering Price $99.765
Spread 0.65%
Cost $378,109
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.30%
Syndicate Members Barclays, JPMorgan, BofA, TD Securities, US bancorp, Wells Fargo, Citigroup
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/4/2015
Issuer TD Ameritrade Holding Corporation (AMTD 2.95% April 1, 2022)
Cusip 87236YAE8
Bonds 34,000
Offering Price $99.765
Spread 0.65%
Cost $33,920
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.30%
Syndicate Members Barclays, JPMorgan, BofA, TD Securities, US bancorp, Wells Fargo, Citigroup
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/9/2015
Issuer Spectra Energy Partners (SEP 3.50% March 15, 2025)
Cusip 84756NAF6
Bonds 63,000
Offering Price $99.582
Spread 0.65%
Cost $62,737
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.83%
Syndicate Members JPMorgan, BofA, Mitsubishi UFJ, RBS, SunTrust Robinson Humphrey, Deutsche Bank, KeyBanc, SMBC Nikko
Fund JPMorgan Core Bond Trust
Trade Date 3/11/2015
Issuer Noble Holding International Limited (NE 6.95% April 1, 2045)
Cusip 65504LAL1
Bonds 363,000
Offering Price $98.630
Spread 0.88%
Cost $358,027
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.99%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, DNB NOR Markets, HSBC, JPMorgan, SunTrust Robinson Humphrey
Fund JPMorgan Core Bond Trust
Trade Date 3/11/2015
Issuer Noble Holding International Limited (NE 4.00% March 16, 2018)
Cusip 65504LAM9
Bonds 238,000
Offering Price $99.787
Spread 0.45%
Cost $237,493
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.99%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, DNB NOR Markets, HSBC, JPMorgan, SunTrust Robinson Humphrey
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/11/2015
Issuer Noble Holding International Limited (NE 4.00% March 16, 2018)
Cusip 65504LAM9
Bonds 18,000
Offering Price $99.787
Spread 0.45%
Cost $17,962
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.99%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, DNB NOR Markets, HSBC, JPMorgan, SunTrust Robinson Humphrey
Fund JPMorgan Core Bond Trust
Trade Date 3/12/2015
Issuer Lloyds Bank PLC (LLOYDS 1.75% March 16, 2018)
Cusip 53944VAC3
Bonds 651,000
Offering Price $99.866
Spread 0.20%
Cost $650,128
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 10.27%
Syndicate Members Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, Lloyds
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/12/2015
Issuer Lloyds Bank PLC (LLOYDS 1.75% March 16, 2018)
Cusip 53944VAC3
Bonds 200,000
Offering Price $99.866
Spread 0.20%
Cost $199,732
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 10.27%
Syndicate Members Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, Lloyds
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/17/2015
Issuer Ford Credit Auto Owner Trust 2015-A A2A (FORDO 2015-A A2A 0.81% January 15, 2018)
Cusip 34530QAB6
Bonds 207,000
Offering Price $99.999
Spread 0.17%
Cost $206,999
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 19.76%
Syndicate Members BNP Paribas, HSBC, JPMorgan, Lloyds
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/17/2015
Issuer Ford Credit Auto Owner Trust 2015-A A3 (FORDO 2015-A A3 1.28% September 15, 2019)
Cusip 34530QAD2
Bonds 471,000
Offering Price $99.992
Spread 0.22%
Cost $470,963
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 6.07%
Syndicate Members BNP Paribas, HSBC, JPMorgan, Lloyds
Fund JPMorgan Core Bond Trust
Trade Date 3/17/2015
Issuer ONEOK Partners LP (OKS 3.80% March 15, 2020)
Cusip 68268NAN3
Bonds 1,000,000
Offering Price $99.982
Spread 0.60%
Cost $999,820
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 10.88%
Syndicate Members Deutsche bank, JPMorgan, Mitsubishi UFJ, US Bancorp. Barclays, BB&T, Credit Suisse, Goldman Sachs, Morgan Stanley, PNC, RBC, UBS, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/17/2015
Issuer ONEOK Partners LP (OKS 3.80% March 15, 2020)
Cusip 68268NAN3
Bonds 80,000
Offering Price $99.982
Spread 0.60%
Cost $79,986
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 10.88%
Syndicate Members Deutsche bank, JPMorgan, Mitsubishi UFJ, US Bancorp. Barclays, BB&T, Credit Suisse, Goldman Sachs, Morgan Stanley, PNC, RBC, UBS, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 3/17/2015
Issuer ONEOK Partners LP (OKS 4.90% March 15, 2025)
Cusip 68268NAP8
Bonds 2,000,000
Offering Price $99.790
Spread 0.65%
Cost $1,995,800
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 13.24%
Syndicate Members Deutsche bank, JPMorgan, Mitsubishi UFJ, US Bancorp. Barclays, BB&T, Credit Suisse, Goldman Sachs, Morgan Stanley, PNC, RBC, UBS, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/17/2015
Issuer ONEOK Partners LP (OKS 4.90% March 15, 2025)
Cusip 68268NAP8
Bonds 200,000
Offering Price $99.790
Spread 0.65%
Cost $199,580
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 13.24%
Syndicate Members Deutsche bank, JPMorgan, Mitsubishi UFJ, US Bancorp. Barclays, BB&T, Credit Suisse, Goldman Sachs, Morgan Stanley, PNC, RBC, UBS, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/18/2015
Issuer GM Financial Automobile Leasing Trust 2015-1 A2 (GMALT 2015-1 A2 1.10% December 20, 2017)
Cusip 38013PAB5
Bonds 1,357,000
Offering Price $99.994
Spread 0.20%
Cost $1,356,919
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 9.83%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/18/2015
Issuer GM Financial Automobile Leasing Trust 2015-1 A3 (GMALT 2015-1 A3 1.53% September 20, 2018)
Cusip 38013PAC3
Bonds 428,000
Offering Price $99.986
Spread 0.25%
Cost $427,938
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 7.40%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/18/2015
Issuer GM Financial Automobile Leasing Trust 2015-1 A4 (GMALT 2015-1 A4 1.73% June 20, 2019)
Cusip 38013PAD1
Bonds 134,000
Offering Price $99.987
Spread 0.35%
Cost $133,982
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 7.31%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 3/19/2015
Issuer Mizuho Bank LTD (MIZUHO 1.80% March 26, 2018 144A)
Cusip 60688XAQ3
Bonds 393,000
Offering Price $99.869
Spread 0.25%
Cost $392,485
Dealer Executing Trade Mizuho Securities
% of Offering  purchased by firm 12.27%
Syndicate Members Barclays, Goldman Sachs, HSBC, JPMorgan, BofA, Mizuho, BNP Paribas, Citigroup, Deutsche bank, Credit Suisse, KKR Capital, Maybank, RBS, UBS
Fund JPMorgan Core Bond Trust
Trade Date 4/7/2015
Issuer Monsanto Company (MON 3.95% April 15, 2045)
Cusip 61166WAV3
Bonds 113,000
Offering Price $99.703
Spread 0.88%
Cost $112,664
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.06%
Syndicate Members Barclays, Goldman Sachs, BofA, Mitsubishi UFJ, BNY Meelon, Citigroup, Credit Agricole, HSBC, Jpmorgan, Mizuho, Morgan Stanley, Rabo Securities, Santander, SG Americas, Standard Chartered, UniCredit, US bancorp, Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 4/9/2015
Issuer Alabama Power Company (SO 3.75% March 1, 2045)
Cusip 010392FM5
Bonds 214,000
Offering Price $101.051
Spread 0.88%
Cost $216,249
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 1.37%
Syndicate Members Citigroup, JPMorgan, Scotia Capital, Wells Fargo, BB&T, Commerzbank, Mischler, Regions, Samuel A Ramirez
Fund JPMorgan Core Bond Trust
Trade Date 4/15/2015
Issuer Hyundai Auto Receivables Trust 2015-B A2A (HART 2015-B A2A 0.69% April 16, 2018)
Cusip 44890YAB2
Bonds 937,000
Offering Price $99.997
Spread 0.17%
Cost $936,969
Dealer Executing Trade RBC Capital Markets LLC
% of Offering  purchased by firm 17.79%
Syndicate Members HSBC, JPMorgan, RBC, Societe Generale
Fund JPMorgan Intermediate Bond Trust
Trade Date 4/15/2015
Issuer Hyundai Auto Receivables Trust 2015-B A2A (HART 2015-B A2A 0.69% April 16, 2018)
Cusip 44890YAB2
Bonds 313,000
Offering Price $99.997
Spread 0.17%
Cost $312,990
Dealer Executing Trade RBC Capital Markets LLC
% of Offering  purchased by firm 17.79%
Syndicate Members HSBC, JPMorgan, RBC, Societe Generale
Fund JPMorgan Core Bond Trust
Trade Date 4/15/2015
Issuer Hyundai Auto Receivables Trust 2015-B A3(HART 2015-B A3 1.12% November 15, 2019)
Cusip 44890YAD8
Bonds 931,000
Offering Price $99.999
Spread 0.24%
Cost $930,992
Dealer Executing Trade RBC Capital Markets LLC
% of Offering  purchased by firm 8.21%
Syndicate Members HSBC, JPMorgan, RBC, Societe Generale
Fund JPMorgan Intermediate Bond Trust
Trade Date 4/15/2015
Issuer Hyundai Auto Receivables Trust 2015-B A3(HART 2015-B A3 1.12% November 15, 2019)
Cusip 44890YAD8
Bonds 233,000
Offering Price $99.999
Spread 0.24%
Cost $232,998
Dealer Executing Trade RBC Capital Markets LLC
% of Offering  purchased by firm 8.21%
Syndicate Members HSBC, JPMorgan, RBC, Societe Generale
Fund JPMorgan Core Bond Trust
Trade Date 4/16/2015
Issuer CSX Corporation (CSX 3.95% May 1, 2050)
Cusip 126408HC0
Bonds 526,000
Offering Price $99.098
Spread 0.88%
Cost $521,255
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.75%
Syndicate Members Credit Suisse, Morgan Stanley, UBS, Citigroup, JPMorgan, Mitsubishi UFJ,. Mizuho, PNC, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 4/22/2015
Issuer Blackstone Holdings Finance Co., LLC (BX 4.45% July 15, 2045 144A)
Cusip 09256BAH0
Bonds 337,000
Offering Price $99.229
Spread 0.88%
Cost $334,402
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.72%
Syndicate Members BofA, Citigroup, Morgan Stanley JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 4/23/2015
Issuer AT&T Inc (T 2.45% June 30, 2020)
Cusip 00206RCL4
Bonds 736,000
Offering Price $99.949
Spread 0.30%
Cost $735,625
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.18%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA, Mizuho, Morgan Stanley, RBC, UBS, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 4/23/2015
Issuer AT&T Inc (T 2.45% June 30, 2020)
Cusip 00206RCL4
Bonds 85,000
Offering Price $99.949
Spread 0.30%
Cost $84,957
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.18%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA, Mizuho, Morgan Stanley, RBC, UBS, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 4/23/2015
Issuer AT&T Inc (T 3.00% June 30, 2022)
Cusip 00206RCM2
Bonds 1,594,000
Offering Price $99.970
Spread 0.35%
Cost $1,593,522
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.35%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA, Mizuho, Morgan Stanley, RBC, UBS, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 4/23/2015
Issuer AT&T Inc (T 3.00% June 30, 2022)
Cusip 00206RCM2
Bonds 157,000
Offering Price $99.970
Spread 0.35%
Cost $156,953
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.35%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA, Mizuho, Morgan Stanley, RBC, UBS, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 4/23/2015
Issuer AT&T Inc (T 3.40% May 15, 2025)
Cusip 00206RCN0
Bonds 280,000
Offering Price $99.704
Spread 0.40%
Cost $279,171
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.54%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA, Mizuho, Morgan Stanley, RBC, UBS, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 4/23/2015
Issuer AT&T Inc (T 3.40% May 15, 2025)
Cusip 00206RCN0
Bonds 28,000
Offering Price $99.704
Spread 0.40%
Cost $27,917
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.54%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA, Mizuho, Morgan Stanley, RBC, UBS, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 4/23/2015
Issuer AT&T Inc (T 4.50% May 15, 2035)
Cusip 00206RCP5
Bonds 485,000
Offering Price $99.711
Spread 0.60%
Cost $483,598
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.86%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA, Mizuho, Morgan Stanley, RBC, UBS, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 4/23/2015
Issuer AT&T Inc (T 4.75% May 15, 2046)
Cusip 00206RCQ3
Bonds 563,000
Offering Price $99.644
Spread 0.75%
Cost $560,996
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.48%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA, Mizuho, Morgan Stanley, RBC, UBS, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 4/28/2015
Issuer CNOOC Finance 2015 AU (CNOOC 2.625% May 5, 2020)
Cusip 12634GAA1
Bonds 852,000
Offering Price $99.716
Spread 0.20%
Cost $849,580
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.20%
Syndicate Members BOCI Asia, China International Capital, Citigroup, Credit Suisse, Goldman Sachs, ICBC, JPMorgan, BofA, Morgan Stanley, Societe Generale, Standard Chartered
Fund JPMorgan Core Bond Trust
Trade Date 4/28/2015
Issuer Oracle Corporation (ORCL 2.95% May 15, 2025)
Cusip 68389XBC8
Bonds 1,750,000
Offering Price $99.543
Spread 0.40%
Cost $1,742,003
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.17%
Syndicate Members JPMorgan, BofA, Wells Fargo, BNP  Paribas, HSBC, Credit Suisse, Deutsche Bank, Mitsubish UFJ, Mizuho, Morgan Stanley, RBC, Santander, Standard Chartered, SunTrust
Fund JPMorgan Core Bond Trust
Trade Date 4/28/2015
Issuer Oracle Corporation (ORCL 4.375% May 15, 2055)
Cusip 68389XBG9
Bonds 1,740,000
Offering Price $99.549
Spread 0.75%
Cost $1,732,153
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.92%
Syndicate Members JPMorgan, BofA, Wells Fargo, BNP  Paribas, HSBC, Credit Suisse, Deutsche Bank, Mitsubish UFJ, Mizuho, Morgan Stanley, RBC, Santander, Standard Chartered, SunTrust
Fund JPMorgan Core Bond Trust
Trade Date 4/29/2015
Issuer United Technologies Corporation (UTX 4.15% May 15, 2045)
Cusip 913017CA5
Bonds 543,000
Offering Price $99.862
Spread 0.88%
Cost $542,251
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.12%
Syndicate Members BNP Paribas, Citigroup, Deutsche Bank, Goldman Sachs, HSBC, JPMorgan, BofA
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/6/2015
Issuer Apple Inc (AAPL 2.70% May 13, 2022)
Cusip 037833BF6
Bonds 250,000
Offering Price $99.816
Spread 0.18%
Cost $249,540
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.92%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan, BofA Merrill, CastleOak, Citigroup, Credit Suisse, Lebenthal, Mischler, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 5/6/2015
Issuer Apple Inc (AAPL 3.20% May 13, 2025)
Cusip 037833BG4
Bonds 1,539,000
Offering Price $99.652
Spread 0.20%
Cost $1,533,644
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.29%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan, BofA Merrill, CastleOak, Citigroup, Credit Suisse, Lebenthal, Mischler, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/6/2015
Issuer Apple Inc (AAPL 3.20% May 13, 2025)
Cusip 037833BG4
Bonds 513,000
Offering Price $99.652
Spread 0.20%
Cost $511,215
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.29%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan, BofA Merrill, CastleOak, Citigroup, Credit Suisse, Lebenthal, Mischler, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 5/6/2015
Issuer CarMax Auto Owner Trust 2015-2 A2A (CARMX 2015-2 A2A CARMX 0.82% June 15, 2018)
Cusip 143127AH1
Bonds 5,091,000
Offering Price $99.989
Spread 0.19%
Cost $5,090,460
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 22.99%
Syndicate Members Barclays, Credit Suisse, Wells fargo, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/6/2015
Issuer CarMax Auto Owner Trust 2015-2 A2A (CARMX 2015-2 A2A CARMX 0.82% June 15, 2018)
Cusip 143127AH1
Bonds 1,212,000
Offering Price $99.989
Spread 0.19%
Cost $1,211,872
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 22.99%
Syndicate Members Barclays, Credit Suisse, Wells fargo, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 5/6/2015
Issuer Public Service Electric and Gas Company (PEG 3.00% May 15, 2025)
Cusip 74456QBL9
Bonds 833,000
Offering Price $99.897
Spread 0.60%
Cost $832,142
Dealer Executing Trade Mizuho Securities
% of Offering  purchased by firm 2.65%
Syndicate Members BNP Paribas, BNY Mellon, JPMorgan, Mitsubishi UFJ, Mizuho, Scotia Capital, Castle Oak, CIBC, TD Securities, US Bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/6/2015
Issuer Public Service Electric and Gas Company (PEG 3.00% May 15, 2025)
Cusip 74456QBL9
Bonds 375,000
Offering Price $99.897
Spread 0.60%
Cost $374,614
Dealer Executing Trade Mizuho Securities
% of Offering  purchased by firm 2.65%
Syndicate Members BNP Paribas, BNY Mellon, JPMorgan, Mitsubishi UFJ, Mizuho, Scotia Capital, Castle Oak, CIBC, TD Securities, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 5/12/2015
Issuer Exeter Automobile Receivables Trust, 2015-2 A (EART 2015-2 A 1.54% November 15, 2019 144A)
Cusip 30165UAA9
Bonds 3,850,000
Offering Price $99.993
Spread 0.43%
Cost $3,849,715
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 16.59%
Syndicate Members Citigroup, Deutsche Bank, Barclays, JPMOrgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/12/2015
Issuer Exeter Automobile Receivables Trust, 2015-2 A (EART 2015-2 A 1.54% November 15, 2019 144A)
Cusip 30165UAA9
Bonds 575,000
Offering Price $99.993
Spread 0.43%
Cost $574,958
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 16.59%
Syndicate Members Citigroup, Deutsche Bank, Barclays, JPMOrgan
Fund JPMorgan Core Bond Trust
Trade Date 5/13/2015
Issuer ConocoPhillips Company (COP 3.35% May 15, 2025)
Cusip 20826FAG1
Bonds 374,000
Offering Price $99.655
Spread 0.45%
Cost $372,710
Dealer Executing Trade Mitsubishi UFJ Securities
% of Offering  purchased by firm 1.35%
Syndicate Members Citigroup, JPMorgan, BofA Merrill, Mitsubishi UFJ, Mizuho, RBC, SG Americas, SMBC Nikko
Fund JPMorgan Core Bond Trust
Trade Date 5/13/2015
Issuer ConocoPhillips Company (COP 2.20% May 15, 2020)
Cusip 20826FAJ5
Bonds 205,000
Offering Price $99.906
Spread 0.35%
Cost $204,807
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.53%
Syndicate Members Citigroup, JPMorgan, BofA Merrill, Mitsubishi UFJ, Mizuho, RBC, SG Americas, SMBC Nikko
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/13/2015
Issuer ConocoPhillips Company (COP 2.20% May 15, 2020)
Cusip 20826FAJ5
Bonds 41,000
Offering Price $99.906
Spread 0.35%
Cost $40,961
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.53%
Syndicate Members Citigroup, JPMorgan, BofA Merrill, Mitsubishi UFJ, Mizuho, RBC, SG Americas, SMBC Nikko
Fund JPMorgan Core Bond Trust
Trade Date 5/18/2015
Issuer Siemens Financieringsmat NV (SIEGR 2.90% May 27, 2022 144A)
Cusip 82620KAD5
Bonds 634,000
Offering Price $100.000
Spread 0.27%
Cost $634,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.22%
Syndicate Members Barclays, Citigroup, Deutsche, Goldman Sachs, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/18/2015
Issuer Siemens Financieringsmat NV (SIEGR 2.90% May 27, 2022 144A)
Cusip 82620KAD5
Bonds 250,000
Offering Price $100.000
Spread 0.27%
Cost $250,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.22%
Syndicate Members Barclays, Citigroup, Deutsche, Goldman Sachs, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 5/18/2015
Issuer Siemens Financieringsmat NV (SIEGR 4.40% May 27, 2045 144A)
Cusip 82620KAF0
Bonds 513,000
Offering Price $99.258
Spread 0.35%
Cost $509,194
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.30%
Syndicate Members Barclays, Citigroup, Deutsche, Goldman Sachs, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 5/19/2015
Issuer Comcast Corp (CMSCA 3.375% August 15, 2025)
Cusip 20030NBN0
Bonds 347,000
Offering Price $99.875
Spread 0.45%
Cost $346,566
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.55%
Syndicate Members Citigroup, Deutsche, Goldman Sachs, Morgan Stanley, SMBC Nikko, UBS, Barclays, BNP Paribas, Credit Suisse, DNB Nor, Drexel Hamilton, JPMorgan, Lebenthal, Lloyds, BofA Merrill, MFR Securities, Mischler, Mizuho, PNC, Ramirez & Co, RBC, Santander, SunTrust, TD Securities, Telsey Advisory Group, US Bancorp, Wells Fargo, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/19/2015
Issuer Comcast Corp (CMSCA 3.375% August 15, 2025)
Cusip 20030NBN0
Bonds 80,000
Offering Price $99.875
Spread 0.45%
Cost $79,900
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.55%
Syndicate Members Citigroup, Deutsche, Goldman Sachs, Morgan Stanley, SMBC Nikko, UBS, Barclays, BNP Paribas, Credit Suisse, DNB Nor, Drexel Hamilton, JPMorgan, Lebenthal, Lloyds, BofA Merrill, MFR Securities, Mischler, Mizuho, PNC, Ramirez & Co, RBC, Santander, SunTrust, TD Securities, Telsey Advisory Group, US Bancorp, Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 5/20/2015
Issuer Drive Auto Receivables Trust 2015-B B (DRIVE 2015-B B 2.12% June 17, 2019 144A)
Cusip 26207UAE7
Bonds 2,449,000
Offering Price $99.992
Spread 0.20%
Cost $2,448,793
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 20.29%
Syndicate Members JPMorgan, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/20/2015
Issuer Drive Auto Receivables Trust 2015-B B (DRIVE 2015-B B 2.12% June 17, 2019 144A)
Cusip 26207UAE7
Bonds 408,000
Offering Price $99.992
Spread 0.20%
Cost $407,965
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 20.29%
Syndicate Members JPMorgan, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 5/20/2015
Issuer Drive Auto Receivables Trust 2015-B D (DRIVE 2015-B D 3.84% July 15, 2021 144A)
Cusip 26207UAG4
Bonds 2,882,000
Offering Price $99.969
Spread 0.26%
Cost $2,881,103
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 21.12%
Syndicate Members JPMorgan, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/20/2015
Issuer Drive Auto Receivables Trust 2015-B D (DRIVE 2015-B D 3.84% July 15, 2021 144A)
Cusip 26207UAG4
Bonds 320,000
Offering Price $99.969
Spread 0.26%
Cost $319,900
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 21.12%
Syndicate Members JPMorgan, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 5/20/2015
Issuer Health Care REIT Inc (HCN 4.00% June 1, 2025)
Cusip 42217KBF2
Bonds 223,000
Offering Price $99.926
Spread 0.65%
Cost $222,835
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 1.88%
Syndicate Members Citigroup, Jefferies, JPMorgan, UBS, Mizuho, Stifel Nicolaus, BBVA, BNY Mellon, Comerica, Credit Agricole, Goldman Sachs, Huntington, BofA Merrill, Morgan Stanley, SMBC Nikko, Sumitomo, SunTrust
Fund JPMorgan Core Bond Trust
Trade Date 5/28/2015
Issuer ABN AMRO Bank NV (ABNANV 1.80% June 4, 2018 144A)
Cusip 00084DAK6
Bonds 1,594,000
Offering Price $99.939
Spread 0.20%
Cost $1,593,028
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.59%
Syndicate Members BofA merrll, Barclays, Citigroup, JPMorgan, Morgan Stanley, ABN AMRO
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/28/2015
Issuer ABN AMRO Bank NV (ABNANV 1.80% June 4, 2018 144A)
Cusip 00084DAK6
Bonds 200,000
Offering Price $99.939
Spread 0.20%
Cost $199,878
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.59%
Syndicate Members BofA merrll, Barclays, Citigroup, JPMorgan, Morgan Stanley, ABN AMRO
Fund JPMorgan Core Bond Trust
Trade Date 5/28/2015
Issuer Home Depot Inc (HD 2.625% June 1, 2022)
Cusip 437076BG6
Bonds 620,000
Offering Price $99.632
Spread 0.40%
Cost $617,718
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.13%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, BofA Merrill, Barclays, BNY Mellon, Citigroup, Deutsche, Fifth Third, Lebenthal, Mizuho, Morgan Stanely, RBC, SunTrust, TD Securities, US Bancorp, Wells Fargo, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/28/2015
Issuer Home Depot Inc (HD 2.625% June 1, 2022)
Cusip 437076BG6
Bonds 67,000
Offering Price $99.632
Spread 0.40%
Cost $66,753
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.13%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, BofA Merrill, Barclays, BNY Mellon, Citigroup, Deutsche, Fifth Third, Lebenthal, Mizuho, Morgan Stanely, RBC, SunTrust, TD Securities, US Bancorp, Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 5/28/2015
Issuer Home Depot Inc (HD 4.25% April 1, 2046)
Cusip 437076BH4
Bonds 517,000
Offering Price $99.749
Spread 0.88%
Cost $515,702
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.81%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, BofA Merrill, Barclays, BNY Mellon, Citigroup, Deutsche, Fifth Third, Lebenthal, Mizuho, Morgan Stanely, RBC, SunTrust, TD Securities, US Bancorp, Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 5/28/2015
Issuer Time Warner Inc (TWX 3.60% July 15, 2025)
Cusip 887317AW5
Bonds 1,700,000
Offering Price $99.760
Spread 0.45%
Cost $1,695,920
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.81%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Agricole, Credit Suisse, Deutsche, JPMorgan, BofA Merrill, Morgan Stanley, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/28/2015
Issuer Time Warner Inc (TWX 3.60% July 15, 2025)
Cusip 887317AW5
Bonds 300,000
Offering Price $99.760
Spread 0.45%
Cost $299,280
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.81%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Agricole, Credit Suisse, Deutsche, JPMorgan, BofA Merrill, Morgan Stanley, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 6/1/2015
Issuer Marathon Oil Corporation (MRO 3.85% June 1, 2025)
Cusip 565849ALO
Bonds 833,000
Offering Price $99.771
Spread 0.65%
Cost $831,092
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.32%
Syndicate Members JPMorgan, Morgan Stanley, BNY Mellon, Citigroup, DNB Nors, Fifth Third, Goldman Sachs, HSBC, Lloyds Securities, Loop Capital, Mitsubishi UFJ, Mizuho,. PNC, RBC, Scotia Capital, SG Americas, SMBC Nikko, Standard Chatered, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 6/1/2015
Issuer Petrobras Global Finance B.V. (PETBRA 6.85% June 5, 2015)
Cusip 71647NAN9
Bonds 350,000
Offering Price $81.070
Spread 0.30%
Cost $283,745
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.70%
Syndicate Members Deutsche bank, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 6/1/2015
Issuer Precision Castparts Corp. (PCP 3.25% June 15, 2025)
Cusip 740189AM7
Bonds 1,350,000
Offering Price $99.796
Spread 0.45%
Cost $1,347,246
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.38%
Syndicate Members Citigroup, BofA Merrill, Mitsubishi UFJ, Mizuho, US Bancorp, Wells Fargo, Barclays, JPMorgan, PNC, Scotia, BNY Melllon, Credit Suisse
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 6/1/2015
Issuer Precision Castparts Corp. (PCP 3.25% June 15, 2025)
Cusip 740189AM7
Bonds 140,000
Offering Price $99.796
Spread 0.45%
Cost $139,714
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.38%
Syndicate Members Citigroup, BofA Merrill, Mitsubishi UFJ, Mizuho, US Bancorp, Wells Fargo, Barclays, JPMorgan, PNC, Scotia, BNY Melllon, Credit Suisse
Fund JPMorgan Core Bond Trust
Trade Date 6/1/2015
Issuer Starbucks Corporation (SBUX 2.70% June 15, 2022)
Cusip 855244AG4
Bonds 718,000
Offering Price $99.981
Spread 0.40%
Cost $717,864
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.06%
Syndicate Members Citigroup, BOofA Merrill, Morgan Stanley, Academy Securities, Drexel Hamilton, Goldman Sachs, HSBC, JPMorgan, Mischler, Rabo, Scotia, US Bancorp, Wells Fargo
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 6/1/2015
Issuer Starbucks Corporation (SBUX 2.70% June 15, 2022)
Cusip 855244AG4
Bonds 65,000
Offering Price $99.981
Spread 0.40%
Cost $64,988
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.06%
Syndicate Members Citigroup, BOofA Merrill, Morgan Stanley, Academy Securities, Drexel Hamilton, Goldman Sachs, HSBC, JPMorgan, Mischler, Rabo, Scotia, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 6/4/2015
Issuer Bank of Nova Scotia (BNS 1.70% June 11, 2018)
Cusip 064159GM2
Bonds 1,100,000
Offering Price $99.953
Spread 0.25%
Cost $1,099,483
Dealer Executing Trade Scotia Capital
% of Offering  purchased by firm 8.98%
Syndicate Members Barclays, Citigroup, BofA Merrill, Scotai Capital, UBS, BNP Paribas, Deutsche, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, Wells Fargo
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 6/4/2015
Issuer Bank of Nova Scotia (BNS 1.70% June 11, 2018)
Cusip 064159GM2
Bonds 200,000
Offering Price $99.953
Spread 0.25%
Cost $199,906
Dealer Executing Trade Scotia Capital
% of Offering  purchased by firm 8.98%
Syndicate Members Barclays, Citigroup, BofA Merrill, Scotai Capital, UBS, BNP Paribas, Deutsche, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 6/4/2015
Issuer WW Grainger Inc (GWW 4.60% June 15, 2045)
Cusip 384802AB0
Bonds 655,000
Offering Price $99.919
Spread 0.88%
Cost $654,469
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.18%
Syndicate Members JPMOrgan, Morgan Stanley, HSBC, Loop Capitalm, BofA Merrill, Mitsubishi UFJ, RBC, US Bancorp, Wells Fargo
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 6/4/2015
Issuer WW Grainger Inc (GWW 4.60% June 15, 2045)
Cusip 384802AB0
Bonds 55,000
Offering Price $99.919
Spread 0.88%
Cost $54,955
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.18%
Syndicate Members JPMOrgan, Morgan Stanley, HSBC, Loop Capitalm, BofA Merrill, Mitsubishi UFJ, RBC, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 6/4/2015
Issuer Wisconsin Energy Corporation (WEC 3.55% June 15, 2025)
Cusip 976657AL0
Bonds 1,009,000
Offering Price $99.983
Spread 0.65%
Cost $1,008,828
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.71%
Syndicate Members BNP Paribas, JPMOrgan, KeyBanc, BofA Merrill, Wells fargo, Loop Capital, PNC, Samuel A Ramirez & Co
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 6/4/2015
Issuer Wisconsin Energy Corporation (WEC 3.55% June 15, 2025)
Cusip 976657AL0
Bonds 87,000
Offering Price $99.983
Spread 0.65%
Cost $86,985
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.71%
Syndicate Members BNP Paribas, JPMOrgan, KeyBanc, BofA Merrill, Wells fargo, Loop Capital, PNC, Samuel A Ramirez & Co
Fund JPMorgan Core Bond Trust
Trade Date 6/9/2015
Issuer DTE Energy Company (DTE 3.30% June 15, 2022 144A)
Cusip 233331AU1
Bonds 992,000
Offering Price $99.963
Spread 0.63%
Cost $991,633
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 5.53%
Syndicate Members JPMorgan, TD Securities, UBS, Comerica, US Bancorp
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 6/9/2015
Issuer DTE Energy Company (DTE 3.30% June 15, 2022 144A)
Cusip 233331AU1
Bonds 79,000
Offering Price $99.963
Spread 0.63%
Cost $78,971
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 5.53%
Syndicate Members JPMorgan, TD Securities, UBS, Comerica, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 6/9/2015
Issuer Pacific Gas and Electric Company (PCG 3.50% June 15, 2025)
Cusip 694308HM2
Bonds 781,000
Offering Price $99.365
Spread 0.65%
Cost $776,041
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 4.20%
Syndicate Members Citigroup, JPMorgan, Loop, Mizuho, Academy, Blaylock, BNY Mellon, CIBC, MFR Securities, TD Securities
Fund JPMorgan Core Bond Trust
Trade Date 6/9/2015
Issuer Reynolds American Inc. (RAI 5.70% August 15, 2035)
Cusip 761713BA3
Bonds 291,000
Offering Price $99.558
Spread 0.88%
Cost $289,714
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 2.94%
Syndicate Members Citigroup, Credit Suisse, Fifth Third,cGoldman Sachs, JPMorgan, Mizuho, RBC, Scotia Capital
Fund JPMorgan Core Bond Trust
Trade Date 6/9/2015
Issuer Reynolds American Inc. (RAI 4.00% June 12, 2022)
Cusip 761713BF2
Bonds 520,000
Offering Price $99.861
Spread 0.63%
Cost $519,277
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 1.40%
Syndicate Members Citigroup, Credit Suisse, Fifth Third,cGoldman Sachs, JPMorgan, Mizuho, RBC, Scotia Capital
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 6/9/2015
Issuer Reynolds American Inc. (RAI 4.00% June 12, 2022)
Cusip 761713BF2
Bonds 80,000
Offering Price $99.861
Spread 0.63%
Cost $79,889
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 1.40%
Syndicate Members Citigroup, Credit Suisse, Fifth Third,cGoldman Sachs, JPMorgan, Mizuho, RBC, Scotia Capital
Fund JPMorgan Core Bond Trust
Trade Date 6/10/2015
Issuer Cisco Systems Inc. (CSCO 3.00% June 15, 2022)
Cusip 17275RAV4
Bonds 1,111,000
Offering Price $99.463
Spread 0.30%
Cost $1,105,034
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.05%
Syndicate Members Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, BofA Merrill, Morgan Stanley, Wells Fargo
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 6/10/2015
Issuer Cisco Systems Inc. (CSCO 3.00% June 15, 2022)
Cusip 17275RAV4
Bonds 194,000
Offering Price $99.463
Spread 0.30%
Cost $192,958
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.05%
Syndicate Members Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, BofA Merrill, Morgan Stanley, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 6/10/2015
Issuer Cisco Systems Inc. (CSCO 3.50% June 15, 2025)
Cusip 17275RAW2
Bonds 335,000
Offering Price $99.733
Spread 0.40%
Cost $334,106
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.75%
Syndicate Members Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, BofA Merrill, Morgan Stanley, Wells Fargo
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 6/10/2015
Issuer Cisco Systems Inc. (CSCO 3.50% June 15, 2025)
Cusip 17275RAW2
Bonds 44,000
Offering Price $99.733
Spread 0.40%
Cost $43,883
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.75%
Syndicate Members Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, BofA Merrill, Morgan Stanley, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 6/18/2015
Issuer Baxalta Inc (BXLT 5.25% June 23, 2045 144A)
Cusip 07177MAE3
Bonds 167,000
Offering Price $99.342
Spread 0.88%
Cost $165,901
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.55%
Syndicate Members BofA Merrill, Citigroup, Credit Suisse, Deutsche, Goldman Sachs, JPMorgan, UBS
Fund JPMorgan Core Bond Trust
Trade Date 6/18/2015
Issuer Baxalta Inc (BXLT 3.60% June 23, 2022 144A)
Cusip 07177MAK9
Bonds 500,000
Offering Price $99.914
Spread 0.63%
Cost $499,570
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.07%
Syndicate Members BofA Merrill, Citigroup, Credit Suisse, Deutsche, Goldman Sachs, JPMorgan, UBS
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 6/18/2015
Issuer Baxalta Inc (BXLT 3.60% June 23, 2022 144A)
Cusip 07177MAK9
Bonds 75,000
Offering Price $99.914
Spread 0.63%
Cost $74,936
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.07%
Syndicate Members BofA Merrill, Citigroup, Credit Suisse, Deutsche, Goldman Sachs, JPMorgan, UBS
Fund JPMorgan Core Bond Trust
Trade Date 6/18/2015
Issuer Energy Transfer Partners (ETP 4.75% January 15, 2026)
Cusip 29273RBG3
Bonds 964,000
Offering Price $99.275
Spread 0.65%
Cost $957,011
Dealer Executing Trade Mitsubishi UFJ Securities
% of Offering  purchased by firm 2.34%
Syndicate Members Barclays, Credit Suisse, Deutsche, DNB Capital, Goldman Sachs, JPMorgan, BofA merrill, Mitsubishi UFJ, Mizuho, Morgan Stanley, SunTrust, US Bancorp, Wells Fargo
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 6/18/2015
Issuer Energy Transfer Partners (ETP 4.75% January 15, 2026)
Cusip 29273RBG3
Bonds 91,000
Offering Price $99.275
Spread 0.65%
Cost $90,340
Dealer Executing Trade Mitsubishi UFJ Securities
% of Offering  purchased by firm 2.34%
Syndicate Members Barclays, Credit Suisse, Deutsche, DNB Capital, Goldman Sachs, JPMorgan, BofA merrill, Mitsubishi UFJ, Mizuho, Morgan Stanley, SunTrust, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 6/18/2015
Issuer Occidental Petroleum Corporation (OXY 3.50% June 15, 2025)
Cusip 674599CG8
Bonds 1,022,000
Offering Price $99.742
Spread 0.45%
Cost $1,019,363
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.16%
Syndicate Members Citigroup, JPMorgan, BofA Merrill, Wells Fargo, Barclays, BNY Mello, HSBC, Lebenthal, Mitsubishi UFJ, Mizuho, Morgan Dtanley, PNC, Scotia Capital, SG Americas, SMBC Nikko, Standard Chartered, US Bancorp
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 6/18/2015
Issuer Occidental Petroleum Corporation (OXY 3.50% June 15, 2025)
Cusip 674599CG8
Bonds 91,000
Offering Price $99.742
Spread 0.45%
Cost $90,765
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.16%
Syndicate Members Citigroup, JPMorgan, BofA Merrill, Wells Fargo, Barclays, BNY Mello, HSBC, Lebenthal, Mitsubishi UFJ, Mizuho, Morgan Dtanley, PNC, Scotia Capital, SG Americas, SMBC Nikko, Standard Chartered, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 6/23/2015
Issuer HJ Heinz Company (HNZ 5.00% July 15, 2035 144A)
Cusip 423074AT0
Bonds 560,000
Offering Price $99.049
Spread 0.88%
Cost $554,674
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.70%
Syndicate Members Barclays, Citigroup, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, RBC, Wells Fargo
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 6/23/2015
Issuer HJ Heinz Company (HNZ 5.00% July 15, 2035 144A)
Cusip 423074AT0
Bonds 66,000
Offering Price $99.049
Spread 0.88%
Cost $65,372
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.70%
Syndicate Members Barclays, Citigroup, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, RBC, Wells Fargo
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 7/9/2015
Issuer John Deere Capital Corporation (DE 2.375% July 14, 2020)
Cusip 24422ESY6
Bonds 400,000
Offering Price $99.916
Spread 0.35%
Cost $399,664
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 7.97%
Syndicate Members GS,JPM,MUFG
Fund JPMorgan Core Bond Trust
Trade Date 7/13/2015
Issuer CVS Health Corporation (CVS 3.50% July 20, 2022)
Cusip 126650CK4
Bonds 189,000
Offering Price $99.957
Spread 0.63%
Cost $188,919
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.01%
Syndicate Members BARCS,BNYM,JPM,WFC
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 7/13/2015
Issuer CVS Health Corporation (CVS 3.50% July 20, 2022)
Cusip 126650CK4
Bonds 178,000
Offering Price $99.957
Spread 0.63%
Cost $177,923
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.01%
Syndicate Members BARCS,BNYM,JPM,WFC
Fund JPMorgan Core Bond Trust
Trade Date 7/13/2015
Issuer CVS Health Corporation (CVS 4.875% July 20, 2035)
Cusip 126650CM0
Bonds 229,000
Offering Price $98.443
Spread 0.88%
Cost $225,434
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.72%
Syndicate Members BARCS,BNYM,JPM,WFC
Fund JPMorgan Core Bond Trust
Trade Date 7/14/2015
Issuer Canadian Imperial Bank (CM 2.25% July 21, 2020 144A)
Cusip 136069KL4
Bonds 1,952,000
Offering Price $99.986
Spread 0.30%
Cost $1,951,727
Dealer Executing Trade HSBC Securities (USA) Inc
% of Offering  purchased by firm 1.92%
Syndicate Members CIBC,CITI,HSBCL,JPM
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 7/14/2015
Issuer Canadian Imperial Bank (CM 2.25% July 21, 2020 144A)
Cusip 136069KL4
Bonds 234,000
Offering Price $99.986
Spread 0.30%
Cost $233,967
Dealer Executing Trade HSBC Securities (USA) Inc
% of Offering  purchased by firm 1.92%
Syndicate Members CIBC,CITI,HSBCL,JPM
Fund JPMorgan Core Bond Trust
Trade Date 7/14/2015
Issuer Pepsico Inc (PEP 3.10% July 17, 2022)
Cusip 713448CX4
Bonds 852,000
Offering Price $99.981
Spread 0.40%
Cost $851,838
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.36%
Syndicate Members GS,HSBCL,JPM
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 7/14/2015
Issuer Pepsico Inc (PEP 3.10% July 17, 2022)
Cusip 713448CX4
Bonds 111,000
Offering Price $99.981
Spread 0.40%
Cost $110,979
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.36%
Syndicate Members GS,HSBCL,JPM
Fund JPMorgan Core Bond Trust
Trade Date 7/15/2015
Issuer Santander Consumer USA, Drive Auto Receivables Trust 2015-CA A2A (DRIVE A2A 1.03% February 15, 2018 144A)
Cusip 26207VAB3
Bonds 1,017,000
Offering Price $99.997
Spread 0.12%
Cost $1,016,968
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 23.75%
Syndicate Members JPM, Citi, RBC, Deutsche
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 7/15/2015
Issuer Santander Consumer USA, Drive Auto Receivables Trust 2015-CA A2A (DRIVE A2A 1.03% February 15, 2018 144A)
Cusip 26207VAB3
Bonds 127,000
Offering Price $99.997
Spread 0.12%
Cost $126,996
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 23.75%
Syndicate Members JPM, Citi, RBC, Deutsche
Fund JPMorgan Core Bond Trust
Trade Date 7/15/2015
Issuer Santander Consumer USA, Drive Auto Receivables Trust 2015-CA D (DRIVE D 4.20% September 15, 2021 144A)
Cusip 26207VAG2
Bonds 1,058,823
Offering Price $99.997
Spread 0.25%
Cost $1,058,789
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.48%
Syndicate Members JPM, Citi, RBC, Deutsche
Fund JPMorgan Core Bond Trust
Trade Date 7/20/2015
Issuer UnitedHealth Group Inc (UNH 1.90% July 16, 2018)
Cusip 91324PCL4
Bonds 472,000
Offering Price $99.873
Spread 0.25%
Cost $471,401
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.06%
Syndicate Members BAML,BARCS,BNYM,CITI,CS,DB,GS,JPM,MS,UBS,USB,WFC
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 7/20/2015
Issuer UnitedHealth Group Inc (UNH 1.90% July 16, 2018)
Cusip 91324PCL4
Bonds 91,000
Offering Price $99.873
Spread 0.25%
Cost $90,884
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.06%
Syndicate Members BAML,BARCS,BNYM,CITI,CS,DB,GS,JPM,MS,UBS,USB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 7/20/2015
Issuer UnitedHealth Group Inc (UNH 3.35% July 15, 2022)
Cusip 91324PCN0
Bonds 697,000
Offering Price $99.877
Spread 0.40%
Cost $696,143
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.12%
Syndicate Members BAML,BARCS,BNYM,CITI,CS,DB,GS,JPM,MS,UBS,USB,WFC
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 7/20/2015
Issuer UnitedHealth Group Inc (UNH 3.35% July 15, 2022)
Cusip 91324PCN0
Bonds 70,000
Offering Price $99.877
Spread 0.40%
Cost $69,914
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.12%
Syndicate Members BAML,BARCS,BNYM,CITI,CS,DB,GS,JPM,MS,UBS,USB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 7/20/2015
Issuer UnitedHealth Group Inc (UNH 4.625% July 15, 2035)
Cusip 91324PCQ3
Bonds 560,000
Offering Price $99.988
Spread 0.88%
Cost $559,933
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.01%
Syndicate Members BAML,BARCS,BNYM,CITI,CS,DB,GS,JPM,MS,UBS,USB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 7/21/2015
Issuer ABN AMO Bank N.V. (ABNANV 4.75% July 28, 2025 144A)
Cusip 00080QAF2
Bonds 616,000
Offering Price $99.732
Spread 0.50%
Cost $614,349
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.84%
Syndicate Members BAML,CITI,GS,JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 7/23/2015
Issuer Macquarie Bank Limited (MQGAU 2.85% July 29, 2020 144A)
Cusip 55608PAP9
Bonds 1,000,000
Offering Price $99.861
Spread 0.28%
Cost $998,610
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.51%
Syndicate Members BARCS,JPM,MQB,WFC
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 7/23/2015
Issuer Macquarie Bank Limited (MQGAU 2.85% July 29, 2020 144A)
Cusip 55608PAP9
Bonds 100,000
Offering Price $99.861
Spread 0.28%
Cost $99,861
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.51%
Syndicate Members BARCS,JPM,MQB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 7/23/2015
Issuer Macquarie Bank Limited (MQGAU 4.00% July 29, 2025 144A)
Cusip 55608PAQ7
Bonds 1,000,000
Offering Price $99.853
Spread 0.38%
Cost $998,530
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 2.90%
Syndicate Members BARCS,JPM,MQB,WFC
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 7/23/2015
Issuer Macquarie Bank Limited (MQGAU 4.00% July 29, 2025 144A)
Cusip 55608PAQ7
Bonds 100,000
Offering Price $99.853
Spread 0.38%
Cost $99,853
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 2.90%
Syndicate Members BARCS,JPM,MQB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 7/27/2015
Issuer Bank of America Corporation (BAC 3.875% August 1, 2025)
Cusip 06051GFS3
Bonds 4,752,000
Offering Price $99.819
Spread 0.45%
Cost $4,743,399
Dealer Executing Trade BofA Merill Lynch
% of Offering  purchased by firm 1.71%
Syndicate Members BAML, ANZ, BNY, Capital One, Castel Oak, Commerz, Danske, JPM, Llyods, Loop, Mischler
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 7/27/2015
Issuer Bank of America Corporation (BAC 3.875% August 1, 2025)
Cusip 06051GFS3
Bonds 485,000
Offering Price $99.819
Spread 0.45%
Cost $484,122
Dealer Executing Trade BofA Merill Lynch
% of Offering  purchased by firm 1.71%
Syndicate Members BAML, ANZ, BNY, Capital One, Castel Oak, Commerz, Danske, JPM, Llyods, Loop, Mischler
Fund JPMorgan Core Bond Trust
Trade Date 7/30/2015
Issuer ANZ Bank New Zealand Limited (ANZNZ 2.85% August 6, 2020 144A)
Cusip 00182EAX7
Bonds 402,000
Offering Price $99.917
Spread 0.25%
Cost $401,666
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.72%
Syndicate Members ANZ,CITI,JPM
Fund JPMorgan Core Bond Trust
Trade Date 8/3/2015
Issuer Celgene Corporation (CELG 2.875% August 15, 2020)
Cusip 151020AQ7
Bonds 873,000
Offering Price $99.819
Spread 0.35%
Cost $871,420
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.84%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,MS
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 8/3/2015
Issuer Celgene Corporation (CELG 3.55% August 15, 2022)
Cusip 151020AR5
Bonds 117,000
Offering Price $99.729
Spread 0.40%
Cost $116,683
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.01%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 8/3/2015
Issuer Celgene Corporation (CELG 5.00% August 15, 2045)
Cusip 151020AU8
Bonds 633,000
Offering Price $99.691
Spread 0.88%
Cost $631,044
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.17%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 8/3/2015
Issuer Kimberly-Clark Corporation (KMB 3.05% August 15, 2025)
Cusip 494368BR3
Bonds 426,000
Offering Price $99.631
Spread 0.45%
Cost $424,428
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.28%
Syndicate Members DB, GS, BARCS,CITI HSBC, JPM, MS,RBC
Fund JPMorgan Core Bond Trust
Trade Date 8/10/2015
Issuer American Water Capital Corp. (AWK 3.40% March 1, 2025)
Cusip 03040WAL9
Bonds 793,000
Offering Price $99.667
Spread 0.65%
Cost $790,359
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.43%
Syndicate Members JPM,MUFG,USB,WFC
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 8/10/2015
Issuer American Water Capital Corp. (AWK 3.40% March 1, 2025)
Cusip 03040WAL9
Bonds 122,000
Offering Price $99.667
Spread 0.65%
Cost $121,594
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.43%
Syndicate Members JPM,MUFG,USB,WFC
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 8/10/2015
Issuer The Bank of New York Mellon Corporation (BK 2.60% August 17, 2020)
Cusip 06406HDD8
Bonds 229,000
Offering Price $99.953
Spread 0.15%
Cost $228,892
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.62%
Syndicate Members BAML,BARCS,BNYM,JPM,WFC
Fund JPMorgan Core Bond Trust
Trade Date 8/13/2015
Issuer State Street Corporation (STT 3.55% August 18, 2025)
Cusip 857477ATO
Bonds 2,677,000
Offering Price $99.866
Spread 0.45%
Cost $2,673,413
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.92%
Syndicate Members BAML,GS,JPM,MS
Fund JPMorgan Intermediate Bond Institutional Trust
Trade Date 8/13/2015
Issuer State Street Corporation (STT 3.55% August 18, 2025)
Cusip 857477ATO
Bonds 282,000
Offering Price $99.866
Spread 0.45%
Cost $281,622
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.92%
Syndicate Members BAML,GS,JPM,MS